Exhibit 10.3  Stock Subscrition Agreement with Tech TacTic

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EX 10.3

Stock Subscription Agreement with Tech Tac Tic

                                                                               9

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARY~ RESTRICTIONS ON TRANSFERABILITY AND RESALE AND TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SEC 1993, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS~ REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD f THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS IN AN INDEFINITE PERIOD OF TIME.

                                                                           Adm~

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT H~ REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AME SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERE RELIANCE ON THE EXEMPTION FROM THE REGISTRATION REGULATION "S" OF SAID ACT AND SUCH LAWS. IN ACCC~ REGULATION "S", THESE SECURITIES MAY NOT BE OFFERED OR SOLD TO CITIZENS OR RESIDENTS OF THE SHAREED STATES. THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                              SUBSCRIPTION AGREEMENT

                                       ALL FIGURES IN UNITED STATES DOLLARS



         THIS SUBSCRIPTION AGREEMENT (this "Agreement") has been executed by the undersigned in connection with the private placement of a minimum of
$1,000,000(US)   and  up  to  a  maximum  of  $5,000,000   (US)  of  convertible
subordinated debentures (the "Debentures") with a minimum face value of $50,000.00(US), of STRATCOMM MEDIA LTD., a corporation organized under the laws of the jurisdiction of the Yukon, Canada (NASD Bulletin Board symbol "SMMM") (hereinafter referred to as the "Company"). The Subordinated Debentures being sold pursuant to this Agreement have not been registered under the Securities Act, but are being offered to non-residents and non-citizens of the Shared States pursuant to an exemption provided by Regulation S of the Securities Act of 1933. In addition to such other terms as are set forth in this Agreement, the terms on which the Subordinated Debentures may be converted into shares of Common stock, $.01 par value, of the Company (the "Common Stock") and the other terms of the Subordinated Debentures are set forth in the "STRATCOMM MEDIA LIMITED 14% SUBORDINATED DEBENTURE" attached hereto as Exhibit I (the
"Debentures"). The offer of the Subordinated Debentures and, if this Subscription Agreement is accepted by the Company, the sale of Subordinated Debentures are being made in reliance upon Regulation 3, Rule 902(k) of the Securities Act. (All dollar amounts in this Agreement are expressed in U.S.

Dollars.)


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         The undersigned Purchaser

         NAME: (signed by) Vermeersch Christiane

         ADDRESS:

             Boulevard D'Avroy 72E
             4000  Liege
             Belgium

         if applicable, a [Corporate] [Partnership] [Trust] organized under the laws of ____________, hereinafter referred to as "Purchaser")

     hereby represents and warrants to, and agrees with the Company as follows:


         1.       Agreement to Subscribe

                  a.Subscription. The undersigned Purchaser hereby subscribes to purchase 10,-- shares of Subordinated Debentures, each having a face value of $5,000.00 per share, at an aggregate purchase price of $50,000

b. Form of Payment. Purchaser shall pay the purchase price for the Subordinated Debentures by delivering good funds in United States Dollars in accordance with Paragraph 1(c) below, to escrow agent, the Delaware Escrow Company (the "Escrow Agent") identified in the Escrow Instructions attached hereto as Exhibit II (the "Escrow Agreement"). The Company shall deliver one or more executed Subordinated Debentures to the Escrow Agent, and upon payment by the Purchaser of the purchase price for the Subordinated Debentures and the compliance with all of the terms of the Escrow Agreement, the Escrow Agent shall cause the Subordinated Debentures purchased thereby by the Purchaser to be delivered to the Purchaser as set forth in paragraph 1(c) below. By signing this Agreement, the Purchaser and the Company each agrees to all of the terms and conditions of, and becomes a part to, the Escrow Instructions attached hereto, all of the provisions of which are incorporated herein by this reference as if set forth in full.
c. Method of Payment. Payment of the purchase price for the Subordinated Debentures shall be made by wire transfer of funds to:

[GRAPHIC OMITTED][GRAPHIC OMITTED]
                   Northern Trust Bank

                   301 Yamato Road

                   Boca Raton, Florida 33431
                   ABA #066009650
                   For the Account of: The Delaware Escrow Company Account
                                        #5111010982

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                                    No later than three  business days after the
                                    Company accepts this Agreement and all other terms and conditions of this Agreement and the Escrow Agreement have been complied with, funds deposited with the Escrow Agent shall be disbursed to the Company.

         2. Purchaser Representations: Access to Information: Independent Investigation

a. Purchaser Representations and Warranties. Purchaser represents and warrants to the Company as follows:

                                    (i)              Purchaser  is  neither a US
                                                     citizen or Resident  Alien,
                                                     as such  terms are  defined
                                                     in  Rule  902,  promulgated
                                                     under the Securities Act.

                                    (ii)             Purchaser  is  sufficiently
                                                     experienced   in  financial
                                                     and business  matters to be
                                                     capable of  evaluating  the
                                                     merits  and  risks  of  its
                                                     investments, and to make an
                                                     informed  decision relating
                                                     thereto, and to protect its
                                                     own interests in connection
                                                     with
                                                     the transaction.

                                     (iii)           Purchaser is purchasing the
                                                     Subordinated Debentures for
                                                     its own account or for the
                                                     account of beneficiaries
                                                     for whom the Purchaser has
                                                     full investment discretion,
                                                     each of which beneficiaries
                                                     is bound to all of the
                                                     terms and provisions
                                                     hereof including all
                                                     representations and
                                                     warranties herein.
                                                     Purchaser is purchasing the
                                                     Subordinated Debentures for
                                                     investment purposes only
                                                     and not with an intent
                                                     towards further sale or
                                                     distribution thereof, and
                                                     has not pre-arranged any
                                                     sale with any other
                                                     purchaser.

                                     (iv)            The Subordinated Debentures
                                                     have not been registered
                                                     under the Securities Act,
                                                     but are being offered in
                                                     reliance  upon an exemption
                                                     therefrom; Regulation S,
                                                     Rule 902. Additionally,
                                                     the unde4ying securities,
                                                     for which these
                                                     Subordinated Debentures may
                                                     be converted into, will be
                                                     issued  in  place  of,
                                                     and in lieu of payment on
                                                     the Subordinated
                                                     Debentures,  and will be
                                                     subject to Regulation S
                                                     and the rules thereunder.
                                      (v)            Purchaser acknowledges that
                                                     the    purchase    of   the
                                                     Securities  Involves a high
                                                     degree of risk, is aware of
                                                     the   risks   and   further
                                                     acknowledges  that  it  can
                                                     bear the  economic  risk of
                                                     the  Securities,  including
                                                     the   total   loss  of  its
                                                     investment.

                                      (vi)           Purchaser understands that
                                                     the Securities are being
                                                     offered and sold to it in
                                                     reliance on an exemption
                                                     from the registration
                                                     requirements of the
                                                     Securities Act, and that
                                                     the Company is relying upon
                                                     the truth and accuracy of
                                                     the representations,
                                                     warranties, agreements,
                                                     acknowledgments and
                                                     understandings
                                                     of Purchaser set forth
                                                     herein in order to
                                                     determine the applicability
                                                     of such safe harbor and the
                                                     suitability of Purchaser
                                                     to acquire the Securities.
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                                      (vii)          Purchaser is purchasing the
                                                     Securities for its own
                                                     account or for the
                                                     account of beneficiaries
                                                     for whom Purchaser has full
                                                     investment discretion and
                                                     not with a view to, or for
                                                     sale in connection with,
                                                     any "distribution" (as
                                                     such term is used in
                                                     Section 2(11) of the
                                                     Securities Act) thereof.

                                       (viii)        In      evaluating      its
                            investment, Purchaser has

                                consulted its own

                             investment and/or legal

                              and/or tax advisors.

                                       (ix)          Purchaser is not an
                                                     underwriter or, or dealer
                                                     in, the Securities, and
                                                     Purchaser is not
                                                     participating, pursuant to
                                                     a contractual agreement, in
                                                     the distribution of the
                                                     Securities.

               b. Current Information. Purchaser acknowledges that Purchaser has been furnished with or has acquired copies of all request information concerning the Company, including the most recent financials of the Company.

                c. Independent Investigation; Access. Purchaser acknowledges that Purchaser, in making the decision to purchase the Subordinated Debentures subscribed for, has relied upon independent investigations made by it and its purchaser representatives, if any, and Purchaser and such representatives, if any, have prior to any sale to it, been given access and the opportunity to examine all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this offering.

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Purchaser  and its  advisors,  if any,  have been  furnished  with access to all publicly available materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Securities which have been requested. Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

d. No Government Recommendation or Approval. Purchaser understands that no federal or state agency has passed on or made any recommendation or endorsement of the Subordinated Debentures.

e.Entity Purchasers. If Purchaser is a partnership, corporation or trust, the person executing this Agreement on its behalf represents and warrants that:

(i)  He  or  she  made  due  inquiry  to  determine  the   truthfulness  of  the
     representations and warranties made pursuant to this Agreement.

(ii) He or she is duly authorized (if the undersigned is a trust, by the trust agreement) to make this investment and to enter into and execute this Agreement on behalf of such entity.

f.Non-Affiliate. Purchaser and any affiliate of Purchaser represent, warrant and covenant that they are not an affiliate of the Company.

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3. Issuer Representations.

         a.Listed Company Status. The Company's Common Stock is listed on the NASD "Bulletin Board" Trading System. and the Company has received no notice, either oral or written, with respect to its continued eligibility for such listing.

            b.Terms of Subordinated Debentures. The terms of the Subordinated Debentures shall be as set forth in the form of "STRATCOMM MEDIA LIMITED 14% SUBORDINATED DEBENTURE" attached hereto as Exhibit I (the "Debentures")

         c.Legality. The Company has the requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver the Securities; this Agreement and the issuance, sale and delivery of the Securities hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company; this Agreement and the Securities have been duly and validly executed and delivered by and on behalf of the Company, and are valid wand binding agreements of the company,

[GRAPHIC OMITTED][GRAPHIC OMITTED]
         enforceable  in  accordance  with  their  respective  terms,  except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors' rights generally. The Subordinated Debentures and the Common Stock issuable upon conversion of the Subordinated Debentures will not subject the holders thereof to personal liability by reason of being such holders.

           d.Proper Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business, taken as whole.

e.No Legal Proceedings. There is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or to the knowledge of the
                  Company, threatened, against or affecting the Company, or any of its properties or assets, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, or which might materially and adversely affect the properties or assets thereof, except as described in the Memorandum.

          f.Non-Default. The Company, except as described in the Memorandum, is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound.

         g.No Misleading Statements. The Memorandum does not contain, and as of their respective dates, none of the Company's other filings with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

h. No Adverse Change. There has been no material adverse change in the financial condition, earnings, business affairs or business prospects of the Company since the date of the Company's offering memorandum, dated January 13, 1999, which is on file at the company's offices, and is available for inspection by any prospective subscriber.

i. Absence of Non-Disclosed Facts. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser that: (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Company; or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement and the Subordinated Debentures.

[GRAPHIC OMITTED][GRAPHIC OMITTED]
j. Non-Contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under the Articles of Incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a part or by which it or any of its properties or assets are bound, or any existing applicable
     Federal or State law, rule, or regulation or any applicable decrees, judgment or order of any court, Federal or State regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets.
4. Covenants of the Company.

   a. For so long as any Subordinated Debentures held by the Purchaser shall remain outstanding, the Company covenants and agrees with the Purchaser that it will at all times fully reserve from its authorized but unissued shares of Common Stock such sufficient number of shares of Common Stock to permit the conversion in full of the outstanding Subordinated Debentures.

                                    b. The Company, as a part of the issuance of
                                    the  series of 14%  Subordinated  Debentures
                                    pursuant to this Offering,  shall enter into
                                    and keep in full  force and  effect,  for so
                                    long  as  an  obligation  pursuant  to  this
                                    Offering   remains   outstanding,   a  Trust
                                    Indenture  Agreement  ("Trust   Agreement"),
                                    thereby creating a security interest in all property of the Company, subject only to any senior indebtedness as set forth in the STRATCOMM MEDIA LIMITED 14% SUBORDINATED DEBENTURE. As a term of the Trust Agreement, the Company shall file with all appropriate agencies, evidence of the Trust Agreement, thereby creating a perfected security interest on behalf of holders of securities issued pursuant to this Offering.

5. Registration. The Purchaser acknowledges that the Company is under no obligation to register the Subordinated Debentures or the Common Stock issuable except as provided in the terms of the "STRATCOMM MEDIA LIMITED 14% SUBORDINATED DEBENTURE" attached hereto as Exhibit I (the "Debentures").

[GRAPHIC OMITTED][GRAPHIC OMITTED]
6. Exemptiom Reliance on Regulation S. Rule 902. Purchaser understands that the offer and sale of the Subordinated Debentures is not being registered under the Securities Act. The Company is relying on an exemption from registration provided by Regulation S, Rule 902 of the Securities Act.

7. Closing Date and Escrow Agent. Closing shall be effected through delivery of funds to the Company by the Escrow Agent, and delivery of certificates evidencing the Subordinated Debentures to the Purchaser by the Escrow Agent. Each of the Company and the Purchaser agrees that the Escrow Agent has no liability as a result of any fraudulent or unlawful conduct of any other party, and agrees to hold the Escrow Agent harmless.

8. Conditions to the Company's Obligation to Sell. Purchaser understands that the Company's obligation to sell the Subordinated Debentures is conditioned upon:

a. The receipt and acceptance by the Company of this Agreement, as evidence by execution of this Agreement by the President or any Vice President or the Chief Financial Officer of the Company; and

b. Delivery to the Escrow Agent by Purchaser of goods funds as payment in full for the purchase of the Subordinated Debentures; and

c. The accuracy as of the Closing Date of the representations and warranties of the Purchaser contained in this Agreement, and performance by the Purchaser of all covenants and agreements of the Purchaser required to be performed on or before the Closing Date.

9.  Conditions to Purchaser's  Obligation to Purchase.  The Company  understands
that  Purchaser's   obligation  to  purchase  the  Subordinated   Debentures  is
conditioned upon:

a. Execution by Purchaser of this Agreement and the receipt of the Company's acceptance of this Agreement as provided in Paragraph 8(a) above; and

     b. Delivery of certificates evidencing the Subordinated Debentures to the Escrow Agent, as heretofore set forth, and by the Escrow Agent to Purchaser; and

     c. Acceptance by the Company of subscriptions from the Purchaser and other subscribers of Subordinated Debentures; and

[GRAPHIC OMITTED][GRAPHIC OMITTED]
d. The execution, and filing by the Company, of Trust Indenture Agreement, pursuant to Section 4 (b) of this Agreement, and the "STRATCOMM MEDIA LIMITED 14% SUBORDINATED DEBENTURE"; and

e. The accuracy as of the Closing Date of the representations and warranties of the Company contained in this Agreement and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date.

10. Governing Law. This Agreement shall be governed by and construed under the law of the State of Florida without regard to its choice of law provision. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

11. Arbitration. Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former security holder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any security holder or any of their officers, directors, agents, affiliates, associates, employees or controlling persons (including without limitation any controversy or claim relating to a purchase or sale of the Note) shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association
(AAA) and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former security holder of the Company in or against any of the Subscriber's officers, directors, agents, affiliates, associates, employees or controlling persons shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Paragraph 11, the parties shall be entitled to any and all remedies that would be available in the absence of this Paragraph 11 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable. This Paragraph 5 shall apply, without limitation, to actions arising in connection with the offer and sale of the Notes contemplated by this Agreement under any Federal or state securities laws.

11.2 The arbitration of any dispute pursuant to this Paragraph 11 shall be held in Florida, in the county where the principal business of the Company is located.

11.3 Notwithstanding the foregoing in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Paragraph 5, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

11.4 This Paragraph 11 is intended to benefit the security holders, agents, affiliates, associates, employees and controlling persons of the Company, each of whom shall be deemed to be a third party beneficiary of this Paragraph 11, and each of whom may enforce this Paragraph 11 to the full extent that the Company could do so if a controversy or claim were brought against it.

11.5 Subscriber acknowledges that this Paragraph 1 1 limits a number of Subscriber's rights, including without limitation (i) the right to have claims resolved in a court of law and before a jury; (ii) certain discovery rights; and
(iii) the right to appeal any decision.

12. Survival of Representations. Warranties and Covenants. Each of the Company's and Purchaser's representations, warranties, and covenants shall survive the execution and delivery of this Agreement and the delivery of the certificates representing the Securities.

13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

                                     SIGNATURE PAGE FOR INDIVIDUAL SUBSCRIBER

IN WITNESS WHEREOF. the undersigned represents that the foregoing statements are true and that he, she, or they have executed this Subscription Agreement on this
        20 day of  JULY    ,1999.
    Pnnted Name Vermeersch Christiane       Signature   signed by C. Vermeersch
    Printed Name                            Signature

Accepted this 29th Day of July, 1999        Accepted by
                                            Stratcomm Media, LTD
                                            By: ________________________

IN WITNESS WHEREOF, the undersigned represents that foregoing statements are true and that he, she, or they have executed this Subscription Agreement on this

          20th day of July 1999.

    Pnnted Name Vermeersch Christiane       Signature   signed by C. Vermeersch
    Printed Name                            Signature

Accepted this 29th Day of July, 1999        Accepted by
                                            Stratcomm Media, LTD
                                            By: ___Robert E. Veitia, President_
                                            Signed by REV

Full name and Address of Purchasser for Registration Purposes

Vermeersch Christiane

Boulevard D'Avroy 7sE, 4000 Liege, Belgium
Tel:  32.4.223.7758
Fax:  32.4.224.00.02

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